EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins, Jr., and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute registration statements on Form S-8 covering shares of Vulcan Materials Company's Common Stock offered pursuant to the Vulcan Materials Company Thrift Plan for Salaried Employees and the Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of June, 2009.

/s/ Philip J. Carroll, Jr.
Philip J. Carroll, Jr.

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins, Jr., and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute registration statements on Form S-8 covering shares of Vulcan Materials Company's Common Stock offered pursuant to the Vulcan Materials Company Thrift Plan for Salaried Employees and the Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of June, 2009.

/s/ Phillip W. Farmer
Phillip W. Farmer

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins, Jr., and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute registration statements on Form S-8 covering shares of Vulcan Materials Company's Common Stock offered pursuant to the Vulcan Materials Company Thrift Plan for Salaried Employees and the Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of June, 2009.

/s/H. Allen Franklin
H. Allen Franklin

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins, Jr., and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute registration statements on Form S-8 covering shares of Vulcan Materials Company's Common Stock offered pursuant to the Vulcan Materials Company Thrift Plan for Salaried Employees and the Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of June, 2009.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins, Jr., and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute registration statements on Form S-8 covering shares of Vulcan Materials Company's Common Stock offered pursuant to the Vulcan Materials Company Thrift Plan for Salaried Employees and the Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of June, 2009.

/s/ Douglas J. McGregor
Douglas J. McGregor

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins, Jr., and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute registration statements on Form S-8 covering shares of Vulcan Materials Company's Common Stock offered pursuant to the Vulcan Materials Company Thrift Plan for Salaried Employees and the Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of June, 2009.

/s/ James V. Napier
James V. Napier

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins, Jr., and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute registration statements on Form S-8 covering shares of Vulcan Materials Company's Common Stock offered pursuant to the Vulcan Materials Company Thrift Plan for Salaried Employees and the Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of June, 2009.

/s/ Richard T. O’Brien
Richard T. O’Brien

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins, Jr., and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute registration statements on Form S-8 covering shares of Vulcan Materials Company's Common Stock offered pursuant to the Vulcan Materials Company Thrift Plan for Salaried Employees and the Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of June, 2009.

/s/ Donald B. Rice
Donald B. Rice

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker and Jerry F. Perkins, Jr., and each of them, the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and his or her name place and stead, in any and all capacities, to execute registration statements on Form S-8 covering shares of Vulcan Materials Company's Common Stock offered pursuant to the Vulcan Materials Company Thrift Plan for Salaried Employees and the Vulcan Materials Company 401(k) and Profit Sharing Retirement Plan, and to any and all amendments to said registration statements, including post-effective amendments thereto, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of June, 2009.

/s/ Vincent J. Trosino
Vincent J. Trosino